CASH, CASH EQUIVALENTS AND SHORT AND LONG TERM INVESTMENTS	12 Months Ended
Dec. 31, 2025
Investments and Cash [Abstract]
CASH, CASH EQUIVALENTS AND SHORT AND LONG TERM INVESTMENTS

NOTE 5-CASH, CASH EQUIVALENTS AND SHORT AND LONG TERM INVESTMENTS

Cash and cash equivalents, consisting primarily of bank deposits and money market funds, are recorded at cost which approximates fair value because of the short-term nature of these instruments.

Short-term investments consist primarily of investments in fixed deposits with maturities between three months and one year, which are stated at amortised cost, and equity securities with readily determinable fair values, representing marketable equity securities which are publicly traded stocks measured at fair value. Long-term investments consist of equity method investments, available-for-sale debt securities and equity securities without determinable fair values, representing investments in privately held companies.

The Company recognizes an impairment charge when a decline in the fair value of its investments below the cost basis is judged to be other-than-temporary. In making this determination, the Company reviews several factors to determine whether the losses are other-than-temporary, including but not limited to: (i) the length of time the investment was in an unrealized loss position, (ii) the extent to which fair value was less than cost, (iii) the financial condition and near term prospects of the issuer, and (iv) the Company’s intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in fair value.

The following table shows the break-down of the Company’s total short-term investment and long-term investments as of December 31, 2025 and December 31, 2024:

	December 31,	December 31,
	2025	2024
	(in thousands)
Equity securities with readily determinable fair values	$85	$165
Short-term time deposits	616	—
Total Investments	$701	$165

GCT Semiconductor

In October 2004, the Company invested $3.0 million in Series D preferred convertible stock of GCT Semiconductor, Inc., or GCT, which designs, develops and markets integrated circuit products for the wireless communications industry. This investment represents approximately a 0.2965% interest in GCT. The Company assesses the fair value every year-end. In 2012 and 2016, the Company recorded $2.1 million and $0.8 million investment impairment, respectively. As of December 31, 2016, the book value of the investment was zero. On March 26, 2024, GCT announced that it became a publicly traded company after completing business combination with Concord Acquisition Corp III and commenced trading on NYSE under ticker symbol "GCTS" starting March 27, 2024. As of December 31, 2025, the Company holds about 0.12% of its outstanding common shares. With the adoption of ASC 321, the Company recorded the investment of GCT, an investment in privately held company with no readily determinable fair values, using the measurement alternative at cost less impairment before GCT becoming publicly traded. The Company discontinued using the measurement alternative upon GCT becoming publicly traded, when the investment has readily determinable fair values as quoted by market exchanges, and remeasured the investment at fair value with changes in fair value recorded in earnings. As of December 31, 2025 and 2024, fair value of the equity securities in GCT was $0.1 million and $0.2 million, respectively, included in short-term investments depending upon management’s intentions for trading. Changes in fair value losses of $0.1 million and gains of $0.2 million was recorded for the years ended December 31, 2025 and 2024, respectively, included in other income (expense), net.

ITV Media Inc. or ITV

On October 16, 2010, the Company invested $30.0 million in ITV Media Inc., or (“ITV”), $10.0 million of which was paid by the Company’s common shares that it had the repurchase rights and $20.0 million of which was paid by cash. The Company recorded this transaction as an acquisition because the Company owned 75% interest of ITV and had effective control. The transactions closed on November 8, 2010. On April 15, 2012, the Company exercised its repurchase right, and this triggered deconsolidation of ITV from the Company’s consolidated financial statements starting from June 21, 2012 as the Company lost the effective control due to reduced ownership from 75% to 49% and loss of a Board of Directors seat. As the result, the Company accounted for this investment using the equity method. From December 3, 2012 to December 31, 2015, the Company purchased $35.1 million convertible bonds that bear interest at 6.5% per annum with various maturity dates, and subsequently all maturity dates were extended to March 31, 2027. In 2013 and 2014, the Company recorded a total of $9.6 million and $5.3 million, respectively, in losses for the preferred stock investment to reflect 49% interest in ITV losses. After the value of the preferred shares were reduced to zero, the Company started to record 100% of ITV losses against the Company’s convertible bond investment balance until the carrying value of the convertible bond investment balance was reduced to zero. Therefore, in 2014 and 2015, the Company recorded $3.6 million and $14.0 million in losses to reflect 100% of ITV losses. At every year-end, the Company assessed the fair value of the ITV, and recorded impairment charges of $9.1 million, $2.4 million and $6.0 million in 2013, 2014 and 2015, respectively. The convertible bond investments balance was reduced to zero as of December 31, 2015.

Fair Value Measurements

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. The accounting guidance also establishes a three-tier fair value hierarchy which requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value. The fair value hierarchy prioritizes the inputs into three levels that may be used in measuring fair value as follows:

Level 1-observable inputs such as quoted prices in active markets for identical assets or liabilities.

Level 2-inputs other than the quoted prices in active markets for identical assets or liabilities that are observable either directly or indirectly.

Level 3-unobservable inputs based on the Company’s assumptions.

The Company’s financial instruments consist principally of cash and cash equivalents, short-term investments, restricted cash, notes receivable, accounts receivable, long-term investments, accounts payable and certain accrued liabilities. Short-term investments consist of equity securities with readily determinable fair values, representing marketable equity securities which are publicly traded stocks measured at fair value. As of December 31, 2025, the respective carrying values of financial instruments except for short and long-term investments approximated their fair values based on their short-term maturities.

		Fair value measurement or disclosure
		at December 31, 2025 using

	Total fair value at December 31, 2025	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
	(in thousands, except percentages)
Short-term investments:
Equity securities with readily determinable fair values	$85	$85	$—	$—
Total assets measured at fair value	$85	$85	$—	$—

		Fair value measurement or disclosure
		at December 31, 2024 using

	Total fair value at December 31, 2024	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
	(in thousands, except percentages)
Short-term investments:
Equity securities with readily determinable fair values	$165	$165	$—	$—
Total assets measured at fair value	$165	$165	$—	$—